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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 3, 2005

                                 [E-LOAN LOGO]

                                  E-LOAN, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   000-25621                 77-0460084
          --------                   ---------                 ----------
      (State of other         (Commission File Number)     (I.R.S. Employer
     jurisdiction of                                      Identification Number)
      incorporation)

                            6230 STONERIDGE MALL ROAD
                          PLEASANTON, CALIFORNIA 94588
                          ----------------------------
           (Address of principal executive offices including zip code)

                                 (925) 847-6200
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

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Item 8.01. Other Events

On August 3, 2005, E-LOAN, Inc. (the "Company") and Popular, Inc. announced that they had entered into an Agreement and Plan of Merger dated as of August 2, 2005 (the "Merger Agreement"). The Merger Agreement has been approved by the Board of Directors of each party. The Merger is subject to customary closing conditions, including approval of the Company's stockholders and various state regulatory authorities, as well as clearance under the Hart-Scott-Rodino Antitrust Improvements Act. Closing is expected in the fourth quarter of 2005. A copy of the press release announcing the merger is attached hereto as Exhibit 99.1 and incorporated by reference herein.


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Item 9.01 Financial Statements and Exhibits


     (c) Exhibits


Exhibit   Press Release dated August 3, 2005.
99.1


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                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


Date: August 3, 2005


                                            E-LOAN, INC.

                                            By: /s/ Darren Nelson
                                                -----------------
                                                Darren Nelson
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                    DESCRIPTION
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99.1                           Press Release dated August 3, 2005.




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